                                --  MAY 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         TO SHAREHOLDERS OF VAN KAMPEN
                          CALIFORNIA MUNICIPAL TRUST,
                             VAN KAMPEN CALIFORNIA
                            QUALITY MUNICIPAL TRUST,
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                           CALIFORNIA MUNICIPALS AND
                          VAN KAMPEN CALIFORNIA VALUE
                             MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Shareholders of
Van Kampen California Municipal Trust, Van Kampen California Quality Municipal Trust and Van Kampen Trust for Investment Grade California Municipals: You are being asked to vote on a reorganization (each a "Reorganization" and collectively the "Reorganizations") of your fund (each such fund being referred to herein as a "Target Fund" and together as the "Target Funds") into Van Kampen California Value Municipal Income Trust (the "Acquiring Fund"), a closed-end fund that pursues a similar investment objective and has similar investment policies and which is managed by the same investment advisory personnel as the Target Funds.

Shareholders of Van Kampen California Municipal Trust: You are also being asked to vote for nominees for the Board of Trustees of your Target Fund.

Shareholders of Van Kampen California Value Municipal Income Trust: You are being to asked to vote on the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

Q      WHY IS EACH
       REORGANIZATION BEING RECOMMENDED?
A      The Board of Trustees of
each Fund has determined that each Reorganization will benefit common shareholders of the respective Target Fund and the Acquiring Fund. The Target Funds and the Acquiring Fund are similar. Each Fund seeks to provide a high level of current income exempt from federal and California income taxes, with safety of principal or preservation of capital, by investing substantially all of its assets in a diversified portfolio of California municipal securities rated investment grade at the time of investment. Each Fund is managed by the same investment advisory personnel. After the Reorganizations, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganizations will directly benefit preferred shareholders of the Funds; however, the Reorganizations will not adversely affect preferred shareholders, and none of the expenses of the Reorganizations will be borne by preferred shareholders.
Q      HOW WILL THE
       REORGANIZATIONS AFFECT ME?
A      Assuming shareholders
approve the Reorganizations of the Target Funds and shareholders of the Acquiring Fund approve the issuance of additional common shares of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund and the Target Funds will dissolve.

Shareholders of the Target Funds: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of a Target Fund, you will receive newly-issued common shares of the Acquiring Fund, the aggregate net asset value of which will equal the aggregate net asset value of the common shares you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). If you are a holder of preferred shares of a Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund, the aggregate liquidation preference of which will equal the aggregate liquidation preference of the preferred shares you held immediately prior to the Reorganization.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.

Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?
A      You will pay no sales loads
or commissions in connection with the Reorganizations. However, if the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the shareholder meeting, will be borne by common shareholders of the Target Funds and the Acquiring Fund in proportion to their projected declines in total operating expenses as a consequence of the Reorganizations.
Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATIONS?
A      Each of the Reorganizations
is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.
Q      WHAT HAPPENS IF
       SHAREHOLDERS OF ONE TARGET FUND DO NOT APPROVE ITS REORGANIZATION BUT SHAREHOLDERS OF THE OTHER TARGET FUNDS DO APPROVE THEIR REORGANIZATIONS?
A      An unfavorable vote on a
proposed Reorganization by the shareholders of any Target Fund will not affect the implementation of a Reorganization by any other Target Fund, if such Reorganization is approved by the shareholders of such Target Fund and the issuance of additional common shares is approved by the shareholders of the Acquiring Fund.
Q      WHY IS THE VOTE OF
       COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?
A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange and the Chicago Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's common shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If the issuance of additional common shares of the Acquiring Fund is not approved, none of the Reorganizations will occur.

Q      WHY ARE COMMON
       SHAREHOLDERS OF CALIFORNIA MUNICIPAL TRUST BEING ASKED TO ELECT TRUSTEES?
A      The rules of the New York
Stock Exchange and the Chicago Stock Exchange (on which California Municipal Trust's common shares are listed) call for listed companies to have an annual meeting to elect trustees each fiscal year. Since California Municipal Trust's fiscal year ends on June 30, 2005, the Board of Trustees of California Municipal Trust is asking common shareholders to elect trustees at this time. This meeting will serve as the annual meeting of shareholders of California Municipal Trust.
Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A      After careful consideration,
the Board of Trustees of your fund recommends that you vote "FOR" each of the items proposed for your fund.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposal(s) applicable to your fund using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN CALIFORNIA MUNICIPAL TRUST, VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST AND VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA
MUNICIPALS:

APPROVAL OF REORGANIZATION -- mark "For," "Against" or "Abstain."

SHAREHOLDERS OF VAN KAMPEN CALIFORNIA MUNICIPAL TRUST:

ELECTION OF TRUSTEES -- mark "For," "Withhold" or "For All Except." To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee's name on the line provided.

SHAREHOLDERS OF VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST:

APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES -- mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR    AGAINST    ABSTAIN
1.   The proposal to      [ ]      [ ]        [ ]      3. The proposal to issue additional
     approve the                                          common shares. FOR  AGAINST  ABSTAIN
     Agreement and Plan                                              [ ]  [ ]    [ ]
     of Reorganization.

                          FOR ALL  WITHHOLD  FOR ALL
                                             EXCEPT
                              [ ]    [ ]       [ ]
2.   Authority to vote                                  4. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

     XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more individual nominee check "For All Except" and write the nominee's name on the line below.

     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST,
                         VAN KAMPEN CALIFORNIA QUALITY
                                MUNICIPAL TRUST,
                     VAN KAMPEN TRUST FOR INVESTMENT GRADE
                             CALIFORNIA MUNICIPALS
                                      AND
                     VAN KAMPEN CALIFORNIA VALUE MUNICIPAL
                                  INCOME TRUST
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 2005

  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen California Municipal Trust ("California Municipal Trust"), Van Kampen California Quality Municipal Trust ("California Quality Municipal Trust"), Van Kampen Trust for Investment Grade California Municipals ("Trust for Investment Grade California Municipals") and Van Kampen California Value Municipal Income Trust (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 9:00 a.m. for the following purposes:

For shareholders of California Municipal Trust:

  1. a. To approve an Agreement and Plan of Reorganization between California Municipal Trust and the Acquiring Fund, the termination of California Municipal Trust's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of California Municipal Trust under applicable state law;

For shareholders of California Quality Municipal Trust:

     b. To approve an Agreement and Plan of Reorganization between California Quality Municipal Trust and the Acquiring Fund, the termination of California Quality Municipal Trust's registration under the 1940 Act, and the dissolution of California Quality Municipal Trust under applicable state law;

For shareholders of Trust for Investment Grade California Municipals:

     c. To approve an Agreement and Plan of Reorganization between Trust for Investment Grade California Municipals and the Acquiring Fund, the termination of Trust for Investment Grade California Municipals' registration under the 1940 Act, and the dissolution of Trust for Investment Grade California Municipals under applicable state law;

For common shareholders of California Municipal Trust:

  2. To elect four trustees to serve for a three-year term or until their respective successors are duly elected and qualified;

For common shareholders of the Acquiring Fund:

  3. To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and

For shareholders of each fund:

  4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on April 25, 2005 are entitled to vote at the Special Meeting or any adjournment thereof. This Special Meeting will serve as the annual meeting of California Municipal Trust.

  THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST, CALIFORNIA QUALITY MUNICIPAL TRUST, TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS AND THE ACQUIRING FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST, CALIFORNIA QUALITY MUNICIPAL TRUST AND TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR THE ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST LISTED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

  - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH EACH AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen California Municipal Trust
                                       Van Kampen California Quality
                                         Municipal Trust
                                       Van Kampen Trust for Investment
                                         Grade California Municipals
                                       Van Kampen California Value
                                         Municipal Income Trust
May 6, 2005
                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
   ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                        JOINT PROXY STATEMENT/PROSPECTUS

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST,
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST,
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
                                      AND
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 2005

  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen California Municipal Trust ("California Municipal Trust"), Van Kampen California Quality Municipal Trust ("California Quality Municipal Trust"), Van Kampen Trust for Investment Grade California Municipals ("Trust for Investment Grade California Municipals") and/or Van Kampen California Value Municipal Income Trust (the "Acquiring Fund"). A joint special meeting of shareholders of California Municipal Trust, California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 9:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of California Municipal Trust, California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is May 10, 2005.

  The purposes of the Special Meeting are:

  For shareholders of California Municipal Trust:

  1. a. To approve an Agreement and Plan of Reorganization between California Municipal Trust and the Acquiring Fund, the termination of California Municipal Trust's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of California Municipal Trust under applicable state law;

  For shareholders of California Quality Municipal Trust:

    b. To approve an Agreement and Plan of Reorganization between California Quality Municipal Trust and the Acquiring Fund, the termination of California Quality Municipal Trust's registration under the 1940 Act, and the dissolution of California Quality Municipal Trust under applicable state law;

  For shareholders of Trust for Investment Grade California Municipals:

    c. To approve an Agreement and Plan of Reorganization between Trust for Investment Grade California Municipals and the Acquiring Fund, the termination of Trust for Investment Grade California Municipals' registration under the 1940 Act, and the dissolution of Trust for Investment Grade California Municipals under applicable state law;

  For common shareholders of California Municipal Trust:

  2. To elect four trustees to serve for a three-year term or until their respective successors are duly elected and qualified;

  For common shareholders of the Acquiring Fund:

  3. To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and

  For shareholders of each fund:

  4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  California Municipal Trust, California Quality Municipal Trust and Trust for Investment Grade California Municipals are sometimes referred to herein individually as a "Target Fund" or collectively as the "Target Funds." The Target Funds and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." Each Agreement and Plan of Reorganization is sometimes referred to herein individually as a "Reorganization Agreement" or collectively as the "Reorganization Agreements." The Reorganization Agreements that Target Fund shareholders are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus individually as a "Reorganization" and collectively as the "Reorganizations."

  The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal and California income taxes, with safety of principal or preservation of capital. Each Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of California municipal securities rated investment grade at the time of investment. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in each Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to such Reorganization. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganizations, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  The rules of the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange ("CHX") (on which California Municipal Trust's common shares are listed) call for listed companies to have an annual meeting to elect trustees each fiscal year. Since California Municipal Trust's fiscal year ends on June 30, 2005, the Board of Trustees of California Municipal Trust is asking common shareholders to elect trustees at this time. This Special Meeting will serve as the annual meeting of shareholders of California Municipal Trust.

  The Board of Trustees of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

  In the event that shareholders of one or more of the Target Funds do not approve the Reorganizations, such Target Fund(s) will continue to exist and the Board of Trustees of such Target Fund(s) will consider what additional action, if any, to take. In the event Acquiring Fund common shareholders do not approve the issuance of additional Acquiring Fund Common Shares, then all of the Funds will continue to exist and the respective Board of Trustees of each Fund will consider what additional action, if any, to take.

  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated May 6, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.

  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

  The Acquiring Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VCV" and will continue to be so listed subsequent to the Reorganizations. The common shares of California Quality Municipal Trust are listed on the NYSE and the CHX under the ticker symbol "VKM." The common shares of Trust for Investment Grade California Municipals are listed on the NYSE and the CHX under the ticker symbol "VIC." Reports, proxy statements and other information concerning the Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. The common shares of California Municipal Trust are listed on the American Stock Exchange (the "AMEX") and the CHX under the ticker symbol "VKC." Reports, proxy statements and other information concerning California Municipal Trust may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares and Acquiring Fund APS in each Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The date of this Joint Proxy Statement/Prospectus is May 6, 2005.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    8
PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS.............   18
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   19
  Market Risk...............................................   19
  Interest Rate Risk........................................   19
  Credit Risk...............................................   19
  Income Risk...............................................   20
  Nonpayment Risk...........................................   20
  Call Risk.................................................   20
  California Municipal Securities...........................   20
  Risks of Using Strategic Transactions.....................   21
  Manager Risk..............................................   21
  Market Discount Risk......................................   21
  Leverage Risk.............................................   22
  Anti-Takeover Provisions..................................   23
  Special Risks Related to Preferred Shares.................   24
COMPARISON OF THE FUNDS.....................................   25
  Investment Objective and Policies.........................   25
  Other Investment Practices and Policies...................   29
  Investment Restrictions...................................   31
  Management of the Funds...................................   34
  Other Service Providers...................................   37
  Capitalization............................................   38
  Additional Information about Common Shares of the Funds...   40
  Additional Information about Preferred Shares of the
    Funds...................................................   44
  Governing Law.............................................   49
  Certain Provisions of the Declarations of Trust...........   50
  Conversion to Open-End Funds..............................   51
  Voting Rights.............................................   52
  Financial Highlights......................................   53

                                                              PAGE
                                                              ----
INFORMATION ABOUT THE REORGANIZATIONS.......................   57
  General...................................................   57
  Terms of the Reorganization Agreements....................   58
  Material U.S. Federal Income Tax Consequences of the
    Reorganizations.........................................   60
  Shareholder Approval......................................   62
PROPOSAL 2: ELECTION OF TRUSTEES OF CALIFORNIA MUNICIPAL
  TRUST.....................................................   63
INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS
  TRUSTEES..................................................   63
  Remuneration of Trustees..................................   74
  Board Committees and Meetings.............................   76
OTHER INFORMATION...........................................   78
  Executive Officers of the Fund............................   78
  Shareholder Information...................................   81
  Independent Registered Public Accounting Firm.............   82
  Audit and Other Fees......................................   82
  Shareholder Approval......................................   83
PROPOSAL 3: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   84
  Shareholder Approval......................................   84
OTHER INFORMATION...........................................   85
  Voting Information and Requirements.......................   85
  Shareholder Information...................................   87
  Section 16(a) Beneficial Ownership Reporting Compliance...   87
  Shareholder Proposals.....................................   87
  Solicitation of Proxies...................................   88
  Legal Matters.............................................   88
  Other Matters to Come Before the Meeting..................   89
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

------------------------------------------------------------------------------
                                    SUMMARY
------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS

  THE PROPOSED REORGANIZATIONS. The Board of Trustees of each Fund, including the trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved each Reorganization Agreement. If the shareholders of a Target Fund approve their Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see Proposal 3: "Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund APS will be issued to the common shareholders and preferred shareholders of such Target Fund, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization.

  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATIONS. The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of California Municipal Trust is to seek to provide a high level of current income exempt from federal and California income taxes with safety of principal. The investment objective of each of the other Funds is to seek to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its total assets in California municipal securities rated investment grade at the time of investment. Each Fund may invest in California municipal securities subject to the alternative minimum tax provisions of federal tax law. California Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated California municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, California municipal securities that are rated investment grade. The Funds are managed by the same investment advisory personnel.

  The proposed Reorganizations will combine the assets of these similar Funds by reorganizing the Target Funds into the Acquiring Fund. The Board of Trustees of each Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. Each Board believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that common shareholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganizations. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Funds for the 12-month period ended October 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended October 31, 2004 and (iii) the pro forma fees, expenses, and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2004, assuming all of the Reorganizations had been completed at the beginning of such period. As shown below, the Reorganizations are expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table)). The increase in "Distributions on Preferred Shares" from the actual to the pro forma column for California Quality Municipal Trust is due primarily to changes in the expected preferred share leverage ratio of the combined fund (see footnote (e) to the table).

FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON SHAREHOLDERS
                      OF THE FUNDS AS OF OCTOBER 31, 2004

                                                                                      PRO
                                                   ACTUAL                           FORMA(F)
                              -------------------------------------------------   ------------
                                                           VAN          VAN           VAN
                                              VAN         KAMPEN       KAMPEN        KAMPEN
                                 VAN         KAMPEN     TRUST FOR    CALIFORNIA    CALIFORNIA
                                KAMPEN     CALIFORNIA   INVESTMENT     VALUE         VALUE
                              CALIFORNIA    QUALITY       GRADE      MUNICIPAL     MUNICIPAL
                              MUNICIPAL    MUNICIPAL    CALIFORNIA     INCOME        INCOME
                                TRUST        TRUST      MUNICIPALS     TRUST         TRUST
                                (VKC)        (VQC)        (VIC)        (VCV)         (VCV)
                              ----------   ----------   ----------   ----------   ------------
Common Shareholder
  Transaction Expenses(a):
Maximum Sales Load (as a
  percentage of offering
  price)(b)(c)..............     None         None         None         None          None
Dividend Reinvestment Plan
  Fees......................     None         None         None         None          None
Annual Expenses (as a
  percentage of net assets
  attributable to common
  shares):
Investment Advisory
  Fees(d)...................     0.87%        0.80%        0.87%        0.87%         0.84%
Interest Payments on
  Borrowed Funds............     0.00%        0.00%        0.00%        0.00%         0.00%
Other Expenses..............     0.71%        0.30%        0.45%        0.41%         0.25%
                                 ----         ----         ----         ----          ----
  Total Annual
    Expenses(d).............     1.58%        1.10%        1.32%        1.28%         1.09%
                                 ----         ----         ----         ----          ----

                                                                                      PRO
                                                   ACTUAL                           FORMA(F)
                              -------------------------------------------------   ------------
                                                           VAN          VAN           VAN
                                              VAN         KAMPEN       KAMPEN        KAMPEN
                                 VAN         KAMPEN     TRUST FOR    CALIFORNIA    CALIFORNIA
                                KAMPEN     CALIFORNIA   INVESTMENT     VALUE         VALUE
                              CALIFORNIA    QUALITY       GRADE      MUNICIPAL     MUNICIPAL
                              MUNICIPAL    MUNICIPAL    CALIFORNIA     INCOME        INCOME
                                TRUST        TRUST      MUNICIPALS     TRUST         TRUST
                                (VKC)        (VQC)        (VIC)        (VCV)         (VCV)
                              ----------   ----------   ----------   ----------   ------------
Distributions
Distributions on Preferred
  Shares(e).................     0.65%        0.49%        0.65%        0.63%         0.58%
                                 ----         ----         ----         ----          ----
  Total Annual Expenses and
    Distributions on
    Preferred Shares........     2.23%        1.59%        1.97%        1.91%         1.67%
                                 ----         ----         ----         ----          ----

---------------

(a) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.

(b) Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(c) In connection with the Reorganizations, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreements and registration statements on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Target Funds and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganizations. The table below summarizes each Fund's net assets (common shares only) at October 31, 2004, projected annual savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at October 31, 2004. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization. The numbers presented in the table are estimates; actual results may differ.

                                                                                          REDUCTION TO
                                                                             ESTIMATED     NET ASSET
                        NET ASSETS    PROJECTED       REORGANIZATION          PAYBACK      VALUE PER
                         (COMMON       ANNUAL       EXPENSE ALLOCATION        PERIOD         COMMON
FUND                   SHARES ONLY)    SAVINGS     IN DOLLARS/PERCENTAGE    (IN YEARS)       SHARE
----                   ------------   ---------   -----------------------   -----------   ------------
VKC..................   34,415,343    $168,635          $156,300/30%           0.93           0.05
VQC..................  166,066,724      16,607             15,360/3%           0.94          <0.01
VIC..................   76,708,171     176,429           166,720/32%           0.94           0.04
VCV..................  102,435,103     194,627           182,350/35%           0.94           0.03
                                                        -----------
Total Expenses.......                                   521,000/100%

---------------

(d) Expense information has been restated to reflect permanent reductions made to administrative fees effective as of June 1, 2004 and permanent reductions made to management fees effective as of November 1, 2004.

(e) In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic remarketings or auctions as described herein and thus will differ based on varying market conditions at the times of such remarketings or auctions. As of October 31, 2004, each of VKC, VIC and VCV had an outstanding preferred share leverage ratio (i.e., the liquidation preference of preferred shares relative to total assets of such
    Fund) of approximately 37% and VQC had an outstanding preferred share leverage ratio of approximately 31%. Assuming the Reorganizations were completed as of October 31, 2004, the combined fund on a pro forma basis would have had a preferred share leverage ratio of approximately 35%. Because the line "Distributions on Preferred Shares" shows preferred share distributions as a percentage of net assets attributable to common shares, the amount shown is affected not only by the applicable preferred share dividend rates and capital gain distribution rates but also by the applicable preferred share leverage ratio of each Fund. Funds with higher preferred share leverage ratios, all other things equal, would have higher "Distributions on Preferred Shares" than funds with lower leverage ratios; and, if the leverage is producing its intended results (i.e., providing more income for common shareholders than it costs), funds with higher preferred share leverage ratios, all other things equal, would have higher distributions on common shares than funds with lower leverage ratios. Thus, the increase in "Distributions on Preferred Shares" for VQC from the actual to the pro forma column is due primarily to changes in the expected leverage ratio of the combined fund. The proposed Reorganizations are intended to combine the Funds with their existing capital structures, which will result in a weighted combined leverage ratio that each Fund's Board and management believe is within an appropriate range under current market conditions; the combined fund may consider changes to its leverage ratio based on varying market conditions in the future.

(f) As described above the table, the pro forma column shown above assumes all of the Reorganizations are completed. As described herein, an unfavorable vote by one or more of the Target Funds will not affect the implementation of the Reorganization by the other Funds if approved by such other Funds. As such, there could be other combinations of approved Reorganizations, and the pro forma columns below present these various combinations. While "Total Annual Expenses" are expected to decline in each of these possible combinations, the combinations of "VQC and VCV Only" and "VKC, VQC and VCV Only" are expected to result in marginal increases for VQC in "Total Annual Expenses and Distributions on Preferred Shares," which is due primarily to the expected increase in the preferred share leverage ratio for VQC as described in footnote (e) above.

                                                  Pro Forma
                                 --------------------------------------------
                                                        VKC,      VKC,   VQC,
                                 VKC    VQC    VIC       VQC      VIC    VIC
ANNUAL EXPENSES                  and    and    and       and      and    and
(as a percentage of net assets   VCV    VCV    VCV       VCV      VCV    VCV
attributable to common shares):  Only   Only   Only     Only      Only   Only
-------------------------------  ----   ----   ----   ---------   ----   ----
Investment Advisory Fees(d)...   0.87%  0.83%  0.87%    0.83%     0.87%  0.84%
Interest Payments on Borrowed
  Funds......................    0.00%  0.00%  0.00%    0.00%     0.00%  0.00%
Other Expenses...............    0.35%  0.25%  0.31%    0.26%     0.31%  0.25%
  Total Annual Expenses(d)...    1.22%  1.08%  1.18%    1.09%     1.18%  1.09%
Distributions
Distributions on Preferred
  Shares(e)..................    0.63%  0.54%  0.64%    0.56%     0.64%  0.57%
  Total Annual Expenses and
    Distributions on Preferred
    Shares...................    1.85%  1.62%  1.82%    1.65%     1.82%  1.66%

  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                -------   --------   --------   ----------
Van Kampen California
  Municipal Trust (VKC).......    $16       $50        $86         $188
Van Kampen California Quality
  Municipal Trust (VQC).......    $11       $35        $61         $134
Van Kampen Trust for
  Investment Grade California
  Municipals (VIC)............    $13       $42        $72         $159
Van Kampen California Value
  Municipal Income Trust
  (VCV).......................    $13       $41        $70         $155
Pro Forma -- Van Kampen
  California Value Municipal
  Income Trust(a) (VCV).......    $11       $35        $60         $133

---------------

(a) Consistent with footnote (f) to the preceding table, the pro forma row shown above assumes all of the Reorganizations are completed. As described herein, an unfavorable vote by one or more of the Target Funds will not affect the implementation of the Reorganization by the other Funds if approved by such other Funds. This means that there could be other combinations of approved Reorganizations, and the pro forma rows below present these various combinations:

PRO FORMA                     1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------                     -------   --------   --------   ----------
VKC and VCV only............    $12       $39        $67         $148
VQC and VCV only............    $11       $34        $60         $132
VIC and VCV only............    $12       $37        $65         $143
VKC, VQC and VCV only.......    $11       $35        $60         $133
VKC, VIC and VCV only.......    $12       $37        $65         $143
VQC, VIC and VCV only.......    $11       $35        $60         $133

  The example set forth above assumes common shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

  FURTHER INFORMATION REGARDING THE REORGANIZATIONS. The Target Fund Board has determined that each Reorganization is in the best interests of common shareholders of the respective Target Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of common shareholders of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of any Reorganization. It is not anticipated that any of the Reorganizations will directly benefit preferred shareholders of any of the Funds; however, the Reorganizations will not adversely affect preferred shareholders of any of the Funds, and the expenses of the Reorganizations will not be borne by preferred shareholders of any of the Funds. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in any of the separate Funds.

  Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If the Reorganizations of the Target Funds so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

  The Target Fund Board requests that shareholders of each Target Fund approve their Fund's proposed Reorganization at the Special Meeting to be held on June 22, 2005. Shareholder approval of each Reorganization requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to each Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about June 29, 2005, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" your Target Fund's proposed Reorganization.

PROPOSAL 2: ELECTION OF TRUSTEES OF CALIFORNIA MUNICIPAL TRUST

  The Joint Special Meeting will serve as the annual meeting of shareholders of California Municipal Trust for the current fiscal year at which trustees of the Fund will be elected. Shareholders of California Municipal Trust are being asked to elect four Class I trustees at the Special Meeting to serve until the later of the Fund's Annual Meeting of Shareholders in 2008 or until successors have been duly elected and qualified. Holders of common shares, voting as a separate class, will vote with respect to four Class I trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the common shares present at the Special Meeting in person or by proxy is required to elect the respective nominees. The "vote of a plurality" means that a nominee must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

  The Board of Trustees of California Municipal Trust recommends that you vote "FOR" the election of each of the nominees.

PROPOSAL 3: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

  In connection with each proposed Reorganization described under "Proposal 1:
Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganizations.

  The Acquiring Fund Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on June 22, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast, provided that the total votes cast on the proposal represent over 50% of all securities entitled to vote on the proposal. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be after the close of business on or about June 29, 2005, but it may be at a different time as described herein.

  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganizations.

------------------------------------------------------------------------------
                PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS
------------------------------------------------------------------------------

  The Reorganizations seek to combine four similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal and California income taxes with safety of principal or preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its total assets in California municipal securities rated investment grade at the time of investment. Each Fund may invest in California municipal securities subject to the alternative minimum tax provisions of federal tax law. California Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated California municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, California municipal securities that are rated investment grade. The Funds are managed by the same investment advisory personnel.

  In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of each Target Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund, under normal market conditions, invests substantially all of its assets in investment grade California municipal securities, any risks inherent in such investments are equally applicable to each Fund and will apply to the combined fund after the Reorganizations. The Reorganizations themselves are not expected to adversely affect the rights of shareholders of any of the Funds or to create additional risks.

MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK

  Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its assets in municipal securities that are rated investment grade by Standard & Poor's ("S&P") or Moody's Investors Service Inc. ("Moody's") (or comparably rated by another nationally recognized statistical rating organization). Securities rated in the lowest investment grade category may have certain speculative characteristics.

California Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated California municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, California municipal securities that are rated investment grade. California Quality Municipal Trust and the Acquiring Fund may therefore be more dependent on the Adviser's investment analysis of unrated California municipal securities than is the case with respect to rated California municipal securities.

INCOME RISK

  The income shareholders receive from their Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, the income from the Funds may drop as well.

NONPAYMENT RISK

  Although substantially all of the California municipal securities in which the Funds invest are rated investment grade at the time of investment, California municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of California municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the California municipal security experiencing nonpayment and a potential decrease in the net asset value of the Fund.

CALL RISK

  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.

CALIFORNIA MUNICIPAL SECURITIES

  Since each Fund, under normal market conditions, invests substantially all of its assets in investment grade California municipal securities, each Fund is more exposed to risks affecting issuers of California municipal securities than is a municipal bond fund that invests more widely. Many different social, environmental and economic factors may affect the financial condition of California and its political subdivisions. The yields of California municipal securities may move differently and adversely compared to the yields of overall debt securities markets.

Although the interest received from California municipal securities generally is exempt from federal and California personal income tax, each fund may invest in California municipal securities subject to the federal alternative minimum tax. The Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals may invest all or a substantial portion of their total assets in California municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of California municipal securities.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.

  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its preferred shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, reviews on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's common shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's common shares trading at a price which is equal or close to net asset value.

LEVERAGE RISK

  Use of leverage, through the issuance of preferred shares, involves certain risks to holders of common shares of the Funds. For example, each Fund's issuance of preferred shares may result in higher volatility of the net asset value of its common shares and potentially more volatility in the market value of its common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares of a Fund will affect the yield to holders of common shares of such Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its preferred shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's common shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its preferred shares. Similarly, since all net capital gains realized by California Municipal Trust and a pro rata portion of net capital gains realized by the other Funds are generally payable to holders of a Fund's common shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's preferred shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of common shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the preferred shares were to exceed the net return on a Fund's portfolio, holders of common shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing preferred shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any preferred shares offering) will be borne entirely by holders of such Fund's common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares of such Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its common shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required common share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its common shares or its preferred shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its preferred shares for any reason and may be required to redeem all or part of its preferred shares in the following circumstances:

  - if the asset coverage for the preferred shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of common shares in tender offers or otherwise, or

  - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the preferred shares.

  In addition, in the case of California Municipal Trust's preferred shares, if on any dividend date California Municipal Trust fails to generate sufficient available net tax-exempt income to pay accrued and unpaid dividends on such preferred shares out of solely tax-exempt income at the applicable dividend rate, California Municipal Trust will be required to redeem all or a part of its preferred shares.

  Redemption of the preferred shares or insufficient investment income to make dividend payments may reduce the net asset value of a Fund's common shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  REMARKETING/AUCTION RISK. The dividend rate for the preferred shares of California Municipal Trust is set using a remarketing process. There can be no assurance that the remarketing agent will be able to remarket all shares tendered in a remarketing. If any shares tendered in a remarketing are not remarketed, a holder of such shares may be required to hold some or all of its shares at least until the end of the next dividend period or to sell its shares outside a remarketing. In such case, the remarketing procedures may require an allocation of shares on a pro rata basis to the extent practicable, or by lot, as determined by the remarketing agent in its sole discretion, which may result in a holder's selling a number of shares that is less than the number of shares specified in such holder's tender order. Additionally, while a holder or prospective purchaser may informally indicate to the remarketing agent its dividend rate preferences, any such notice given to the remarketing agent to tender or hold shares for a particular dividend period is irrevocable and may not be conditioned upon the level at which applicable dividend rates are set. Therefore, the actual applicable dividend rate for such dividend period may be greater than or less than the rate indicated and will not be determined until after a holder is required to elect to hold or tender its shares.

  The dividend rate for the preferred shares of the other Funds, including the Acquiring Fund, normally is set through an auction process. These preferred shares are referred to as "auction preferred shares." In the auction, preferred shareholders may indicate the dividend rate at which they would be willing to hold or sell their auction preferred shares or purchase additional shares. An auction fails if there are more auction preferred shares offered for sale than there are buyers, in which case preferred shareholders may not be able to sell their shares. Also, if preferred shareholders place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if preferred shareholders buy auction preferred shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their auction preferred shares than the market rate. Finally, the dividend period for the auction preferred shares may be changed by the Funds, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in those shares.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions or remarketings, as applicable;

however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide preferred shareholders with a liquid trading market. It may not be possible to sell preferred shares between auctions or remarketings, as applicable, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the preferred shares. Auction preferred shares may only be transferred outside of auctions to or through broker-dealers or other persons as the Funds permits.

  RATINGS AND ASSET COVERAGE RISKS. Although the preferred shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody's or S&P could downgrade its rating of the preferred shares or withdraw its rating at any time, which may make the preferred shares less liquid in a remarketing or at an auction, as applicable, or in the secondary market. If a Fund fail to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of preferred shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES

  The Funds pursue a similar investment objective and have similar investment policies. Each Fund seeks to provide common shareholders with a high level of current income exempt from federal and California income tax, with safety of principal or preservation of capital. Under normal market conditions, each Fund invests at least 80% of its assets in California municipal securities.

  Under normal market conditions, each Fund invests substantially all of its assets in California municipal securities rated investment grade at the time of investment. Investment grade rated securities are rated BBB or higher by S&P or Baa or higher by Moody's (or comparably rated by any other nationally recognized statistical rating organization) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Securities rated Baa by Moody's are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well.

  California Quality Municipal Trust and the Acquiring Fund may invest up to 20% of their assets in unrated California municipal securities believed, at the time of investment, by the Adviser to have credit characteristics equivalent to, and to be of comparable quality as, California municipal securities that are rated investment grade.

  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities in which California Quality Municipal Trust and the Acquiring Fund may invest, in the event the Adviser reassesses its view with respect to the credit quality of the issuer thereof. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  Each Fund may invest in California municipal securities subject to the alternative minimum tax provisions of federal tax law. California Municipal Trust may invest up to 20% of its total assets in California municipal securities subject to the alternative minimum tax. The Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals have not established any limit on the percentage of their portfolios that may be invested in California municipal securities subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by these Funds may be taxable under the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.

  Each Fund may engage in certain hedging transactions and may purchase and sell put and call options on municipal securities and municipal securities indices. Such Strategic Transactions are not treated as investments in municipal securities for the purpose of each Fund's policy of investing 80% of its total assets in California municipal securities.

  CALIFORNIA MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. California municipal securities are municipal securities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, exempt from California personal income tax. Under normal market conditions, at least 80% of each Fund's net assets are invested in California municipal securities.

  The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.

  The Funds do not generally invest 25% or more of their respective total assets in any one industry. Governmental issuers of California municipal securities are not considered part of any "industry" and are accordingly not subject to this 25% limitation. However, California municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations.

  Each Fund may invest in California municipal securities backed by original issue insurance or secondary market insurance (collectively, "insurance"). The credit rating assigned by Moody's or S&P (or any other nationally recognized statistical rating organization) to California municipal securities covered by insurance ordinarily will be based, at least in part, on such insurance. Although the Adviser periodically reviews the financial condition of insurers, there can be no assurance that the insurers will be able to honor their obligations in all circumstances. In the event of a default by an insurer on its obligations with respect to any California municipal securities in a Fund's portfolio, the Fund would look to the issuer or guarantor of such California municipal securities for payments of principal and interest and such issuer or any guarantor may not be rated investment grade. Alternatively, the Fund could elect to dispose of such California municipal securities; however, the market prices for such California municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

  The Acquiring Fund may invest in California municipal securities the interest rate on which has been divided into two or more different components. Typically, one component (the "Auction Component") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index and is essentially a variable or floating rate obligation. A second component (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the California municipal security and the rate paid on the Auction Component. Residual Components may also pay a rate of interest determined by subtracting a multiple of a variable or floating rate from the total amount paid by the issuer of the California municipal security. The Acquiring Fund may purchase Auction Components without limitation and, with respect to up to 10% of the Fund's total assets, may purchase Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to Residual Component holders will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Moreover, the extent of the increases and decreases in the value of a Residual Component generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate California municipal security having similar credit quality, redemption provisions and maturity.

  The amount of available information about the financial condition of California municipal securities issuers may be less extensive than that for corporate issuers with publicly traded securities. California municipal securities in which the Funds may each invest include special obligation bonds, lease obligations, participation certificates, variable rate instruments and California municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Certain of these instruments represent relatively recent innovations in the municipal securities markets. While the markets for such recent innovations progress through stages of development, such markets may be less liquid than more fully developed markets for municipal securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the policy of the Funds to hold California municipal securities until their maturity, the relative illiquidity of some of a Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price.

  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for California municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, each Fund may invest in investment grade taxable securities. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal and California income tax.

OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.

  STRATEGIC TRANSACTIONS. Each Fund may engage in certain Strategic Transactions to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Acquiring Fund may use Strategic Transactions, other than Strategic Transactions involving financial futures and options thereon, to enhance potential gain, although no more than 5% of the Fund's assets may be committed to Strategic Transactions for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund complies with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, liquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create, a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income earned by California Municipal Trust is allocated to common shares of California Municipal Trust, while such income earned by California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund is allocated to common shares and preferred shares on a pro rata basis.

  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because a Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with a Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

INVESTMENT RESTRICTIONS

  Each Fund's investment objective, each Fund's investment policy with respect to investing at least 80% of its total assets in California municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of a Fund's outstanding common shares and of its outstanding preferred shares, voting by class, or (ii) 67% of such outstanding common shares and preferred shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis.

  California Municipal Trust may not:

   1. With respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market.

   3. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (4) below or with respect to Strategic Transactions.

   4. Borrow money, except for temporary or emergency purposes from banks or for repurchase of its shares, and then only in an amount not exceeding one-third of the Fund's total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period in which such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions.

   5. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

   6. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with Strategic Transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except in connection with Strategic Transactions.

   8. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   9. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation.

  10. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  11. Invest in equity interests in oil, gas or other mineral exploration or development programs.

  12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that the Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  13. Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading to the securities is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 33 1/3% of the Fund's assets (taken at market value) would be invested in such securities.

The Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals have the same investment restrictions as California Municipal Trust, except with respect to the following investment restrictions (which correspond to the investment restrictions listed above):

   4. This investment restriction is the same for all Funds, except the Acquiring Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or a Strategic Transaction.

  11. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  13. The Acquiring Fund, California Quality Municipal Trust and Trust for Investment Grade California Municipals do not have this investment restriction.

As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 billion under management or supervision as of March 31, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets, including assets attributable to its preferred shares. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from .60% to .55%. Subsequent to the Reorganizations, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily net assets, including assets attributable to preferred shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to preferred shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.

  Under a separate accounting services and legal services agreement, the Adviser (or its affiliate) provides accounting and legal services to each Fund. The Adviser (or its affiliate) allocates the cost of such services to each Fund.

  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Joseph Piraro, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

  Mr. Piraro has worked for the Adviser since 1992 and began managing the Target Funds in 1992 and the Acquiring Fund in 1993. Mr. Wimmel has worked for the Adviser since 1996 and began managing the Funds in 2001. Mr. Reynoldson has worked for the Adviser since 1987 and began managing the Funds in 2001. Prior to 2001, Messrs. Wimmel and Reynoldson worked in an investment management capacity for the Adviser.

  Mr. Piraro is the lead portfolio manager of each Fund. Messrs. Wimmel and Reynoldson are co-portfolio managers of each Fund. All team members are responsible for the day-to-day management of each Fund and for the execution of the overall strategy of each Fund.

  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously.

While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The plaintiff in the action described in the preceding paragraph recently filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Defendants appealed an order of the federal district court remanding this case to state court. The federal appeals court recently reversed the federal district court's order remanding this case to state court and directed entry of judgment in favor of defendants.

  The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe that they have meritorious defenses.

  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently mediated the dispute through a court-supervised settlement conference and reached an agreement to settle the case. The parties presented a settlement agreement for preliminary Court approval in April 2005.

OTHER SERVICE PROVIDERS

  COMMUNICATION SUPPORT SERVICES PROVIDER. Van Kampen Funds Inc. (the "Support Services Provider") serves as the communications support services provider to California Municipal Trust. The principal business address of the Support Services Provider is 1221 Avenue of the Americas, New York, New York 10020. Communications support services include telephonic and written correspondence with shareholders and brokers. California Municipal Trust does not pay any fee to the Support Services Provider but bears certain expenses incurred by the Support Services Provider.

  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, is the custodian for each of the Funds. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent and dividend disbursing agent for the common shares of each Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), World Financial Center, North Tower, New York, New York 10281, is the remarketing agent and Deutsche Bank Trust Company Americas ("Deutsche Bank"), 280 Park Avenue, New York,

New York 10017, is the dividend paying agent for the preferred shares of California Municipal Trust. Deutsche Bank is the auction agent and dividend paying agent for the preferred shares of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund.

CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The following table sets forth the capitalization of the Target Funds and the Acquiring Fund as of October 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganizations had occurred on that date.

               CAPITALIZATION AS OF OCTOBER 31, 2004 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                  ACTUAL                         PRO FORMA
                             -------------------------------------------------   ----------
                                                          VAN          VAN          VAN
                                             VAN         KAMPEN       KAMPEN       KAMPEN
                                VAN         KAMPEN     TRUST FOR    CALIFORNIA   CALIFORNIA
                               KAMPEN     CALIFORNIA   INVESTMENT     VALUE        VALUE
                             CALIFORNIA    QUALITY       GRADE      MUNICIPAL    MUNICIPAL
                             MUNICIPAL    MUNICIPAL    CALIFORNIA     INCOME       INCOME
                               TRUST        TRUST      MUNICIPALS     TRUST        TRUST
                             ----------   ----------   ----------   ----------   ----------
NET ASSETS CONSIST OF:
  Common Shares
    ($.01 par value)*......   $    33      $     97     $     47     $     60     $    224
  Paid in surplus..........    29,564       143,486       68,746       88,813      330,622
  Net unrealized
    appreciation...........     4,619        20,774        7,554       12,405       45,352
  Accumulated undistributed
    net investment
    income.................       202         1,304          335          594        2,435
  Accumulated net realized
    gain (loss)............        (3)          406           26          563          992
  NET ASSETS APPLICABLE TO
    COMMON SHARES..........    34,415       166,067       76,708      102,435      379,106**
  PREFERRED SHARES ($.01
    par value, with
    liquidation preference
    of $50,000, $25,000,
    $25,000, $25,000 and
    $25,000,
    respectively)*.........    20,000        75,000       45,000       60,000      200,000
  NET ASSETS INCLUDING
    PREFERRED SHARES.......    54,415       241,067      121,708      162,435      579,106

---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.

** Reflects a non-recurring cost associated with the Reorganizations of approximately $521,000, with $156,300 to be borne by common shareholders of California Municipal Trust, $15,630 to be borne by common shareholders of California Quality Municipal Trust, $166,720 to be borne by common shareholders of Trust for Investment Grade California Municipals and $182,350 to be borne by common shareholders of the Acquiring Fund, assuming each of these Reorganizations is approved and completed.

                      OUTSTANDING SECURITIES OF THE FUNDS
                             AS OF OCTOBER 31, 2004

                                                                     AMOUNT
                                                                  OUTSTANDING
                                                   AMOUNT HELD    EXCLUSIVE OF
                                                   BY FUND FOR    AMOUNT SHOWN
                                      AMOUNT         ITS OWN      IN PREVIOUS
TITLE OF CLASS                      AUTHORIZED       ACCOUNT         COLUMN
--------------                      ----------     -----------    ------------
VAN KAMPEN CALIFORNIA MUNICIPAL
  TRUST
  Common Shares.................      Unlimited         0          3,258,000
  Preferred Shares..............      1,000,000         0                400
VAN KAMPEN CALIFORNIA QUALITY
  MUNICIPAL TRUST
  Common Shares.................      Unlimited         0          9,687,000
  Preferred Shares..............    100,000,000         0              3,000
VAN KAMPEN TRUST FOR INVESTMENT
  GRADE CALIFORNIA MUNICIPALS
  Common Shares.................      Unlimited         0          4,676,000
  Preferred Shares..............    100,000,000         0              1,800
VAN KAMPEN CALIFORNIA VALUE
  MUNICIPAL INCOME TRUST
  Common Shares.................      Unlimited         0          6,043,000
  Preferred Shares..............    100,000,000         0              2,400

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.

  PURCHASE AND SALE. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, AMEX or CHX, as the case may be, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE or AMEX, as the case may be, for each full quarterly period within each Fund's two most recent fiscal years and for each full fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

                           CALIFORNIA MUNICIPAL TRUST

                               HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING       PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------       -----    ---------   ----------   -----    ---------   ----------
December 31, 2004...........  $ 9.69    $10.50      (7.71)%     $ 9.05    $10.35      (12.56)%
September 30, 2004..........  $ 9.55    $10.41      (8.26)%     $ 8.75    $ 9.99      (12.41)%
June 30, 2004...............  $10.05    $10.54      (4.65)%     $ 8.39    $ 9.78      (14.21)%
March 31, 2004..............  $10.35    $10.71      (3.36)%     $ 9.97    $10.51       (5.14)%
December 31, 2003...........  $10.05    $10.52      (4.47)%     $ 9.69    $10.26       (5.56)%
September 30, 2003..........  $10.49    $10.74      (2.33)%     $ 9.48    $10.07       (5.86)%
June 30, 2003...............  $10.70    $11.03      (2.99)%     $ 9.60    $10.50       (8.57)%
March 31, 2003..............  $ 9.90    $10.49      (5.62)%     $ 9.50    $10.42       (8.83)%
December 31, 2002...........  $10.72    $10.96      (2.19)%     $ 9.47    $10.40       (8.94)%
September 30, 2002..........  $10.65    $10.79      (1.30)%     $10.05    $10.37       (3.09)%

                       CALIFORNIA QUALITY MUNICIPAL TRUST

                               HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING       PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------       -----    ---------   ----------   -----    ---------   ----------
January 31, 2005............  $16.74    $17.16      (2.45)%     $15.99    $16.96       (5.72)%
October 31, 2004............  $16.59    $17.16      (3.32)%     $15.55    $16.67       (6.72)%
July 31, 2004...............  $15.65    $16.56      (5.50)%     $14.61    $16.28      (10.26)%
April 30, 2004..............  $17.30    $17.27       0.17%      $15.07    $16.55       (8.94)%
January 31, 2004............  $17.46    $17.21       1.45%      $16.37    $17.12       (4.38)%
October 31, 2003............  $16.57    $16.96      (2.30)%     $16.10    $16.52       (2.54)%
July 31, 2003...............  $17.80    $17.84      (0.22)%     $16.00    $16.87       (5.16)%
April 30, 2003..............  $17.00    $17.32      (1.85)%     $16.50    $17.08       (3.40)%
January 31, 2003............  $17.07    $17.11      (0.23)%     $16.50    $17.21       (4.13)%

                TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

                          HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------  -----    ---------   ----------   -----    ---------   ----------
January 31, 2005......   $15.20    $16.36        (7.09)%   $14.20    $16.24       (12.56)%
October 31, 2004......   $15.20    $16.40        (7.32)%   $14.45    $15.86        (8.89)%
July 31, 2004.........   $14.50    $15.77        (8.05)%   $13.55    $15.30       (11.44)%
April 30, 2004........   $17.30    $16.94         2.13%    $14.02    $15.78       (11.15)%
January 31, 2004......   $17.10    $16.52         3.51%    $15.79    $16.33        (3.31)%
October 31, 2003......   $16.10    $16.03         0.44%    $15.50    $15.63        (0.83)%
July 31, 2003.........   $17.45    $17.12         1.93%    $15.30    $15.61        (1.99)%
April 30, 2003........   $16.49    $16.68        (1.14)%   $15.60    $16.15        (3.41)%
January 31, 2003......   $16.40    $16.68        (1.68)%   $15.59    $16.34        (4.59)%

                                 ACQUIRING FUND

                          HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------  -----    ---------   ----------   -----    ---------   ----------
January 31, 2005......   $15.50    $16.91        (8.34)%   $13.76    $16.72       (17.70)%
October 31, 2004......   $15.60    $16.97        (8.07)%   $14.84    $16.31        (9.01)%
July 31, 2004.........   $14.96    $16.29        (8.16)%   $14.05    $15.50        (9.35)%
April 30, 2004........   $17.23    $17.58        (1.99)%   $14.70    $16.13        (8.87)%
January 31, 2004......   $17.15    $17.05         0.59%    $16.72    $17.08        (2.11)%
October 31, 2003......   $17.25    $16.69         3.36%    $15.70    $16.18        (2.97)%
July 31, 2003.........   $17.07    $17.39        (1.64)%   $16.01    $16.72        (4.25)%
April 30, 2003........   $16.27    $17.36        (6.28)%   $15.81    $16.98        (6.89)%
January 31, 2003......   $16.35    $17.27        (5.33)%   $15.70    $16.83        (6.74)%

  As of April 25, 2005, (i) the net asset value per share for common shares of California Municipal Trust was $10.52 and the market price per share was $9.44, representing a discount to net asset value of -10.27%, (ii) the net asset value per share for common shares of California Quality Municipal Trust was $16.98 and the market price per share was $15.81, representing a discount to net asset value of -6.89%, (iii) the net asset value per share for common shares of Trust for Investment Grade California Municipals was $16.37 and the market price per share was $14.40, representing a discount to net asset value of -12.03%, and
(iv) the net asset value per share for Acquiring Fund Common Shares was $16.73 and the market price per share was $14.84, representing a discount to net asset value of -11.30%.

  Common shares of each of the Funds have historically traded at both a premium and a discount to net asset value. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of any Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their common shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its common shares of substantially all of a Fund's net investment income remaining after the payment of dividends on any outstanding preferred shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Under current federal tax law, California Municipal Trust may allocate net capital gains and other taxable income, if any, received by the Fund to its common shares, allowing the Fund to pay dividends on its preferred shares that qualify in their entirety as tax-exempt distributions. However, the other Funds, including the Acquiring Fund, are required to allocate net capital gains and other taxable income, if any, received between their common shares and preferred shares on a pro rata basis in the year for which such capital gains and other income is realized.

  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any preferred shares of a Fund outstanding, such Fund may not declare any cash dividend or other distribution on their common shares, unless at the time of such declaration, (1) all accrued preferred share dividends have been paid and (2) the value of such Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of such Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared an on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of such Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of a Fund's common shares may be reinvested automatically in such Fund's common shares, see "-- Dividend Reinvestment Plan" below.

  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which holders of common shares may elect to have all distributions of dividends and all capital gains automatically reinvested in common shares pursuant to such Plan. The Plans for the Target Funds and the Acquiring Fund are similar. Unless common shareholders elect to participate in a Plan, all common shareholders receive distributions of dividends and capital gains in cash. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of common shares of each Fund in administering the Plans.

  After the Reorganizations, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS

  GENERAL. The preferred shares of California Municipal Trust are labeled "remarketed preferred shares" ("RP"). The preferred shares of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund are labeled "auction preferred shares" ("APS"). Both RP and APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of a Fund, out of funds legally available therefore, at a rate per annum that may vary for the successive dividend periods. While RP and APS are substantially similar in many respects, there are several differences that shareholders should consider.

  California Municipal Trust's RP have a liquidation preferences of $50,000 per share, while the liquidation preference of the APS is $25,000 per share. Neither RP nor APS are traded on a stock exchange or over-the-counter. Holders of a Fund's preferred shares do not have preemptive rights to purchase any shares of the same series or any other preferred shares that might be issued. The net asset value per share of each Fund's preferred shares equals its liquidation preference plus accumulated but unpaid dividends per share.

  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Each Fund currently has only one series of preferred shares outstanding. If the Reorganizations are approved and completed, the combined fund will have four series. The existing series of Acquiring Fund APS will comprise Series A, and the Acquiring Fund will issue Series B APS in exchange for the preferred shares of California Municipal Trust, Series C APS in exchange for the preferred shares of California Quality Municipal Trust, and Series D APS in exchange for the preferred shares of Trust for Investment Grade California Municipals. The aggregate liquidation preference of each new series will equal the aggregate liquidation preference of the existing shares that the respective new series replaces. The number of days in the regular dividend period for each series, the number of shares in each series and the liquidation preference per share will be similar to the existing preferred shares, except that two shares of Series D APS (liquidation preference $25,000 per share) will be issued for each share of California Municipal Trust RP (liquidation preference $50,000 per share).

  PURCHASE AND SALE. RP and APS are purchased and sold using different procedures.

  California Municipal Trust's RP are purchased and sold through remarketing procedures. On each tender date (the business day preceding the dividend reset date) for shares of RP, Merrill Lynch, the remarketing agent for California Municipal Trust's RP (the "Remarketing Agent"), will, after canvassing the market and considering prevailing market conditions, provide to holders of RP non-binding indications of the applicable dividend rate for the next succeeding 28-day dividend period. The actual applicable dividend rate for such dividend period may be greater than or less than the rate indicated in such non-binding indications and will not be determined until after a holder is required to elect to hold or tender its RP or a new purchaser is required to agree to purchase RP. Each holder of RP then must notify the Remarketing Agent of its desire (on a share-by-share basis) either to tender such share at a price of $50,000 per share (the liquidation preference of California Municipal Trust's RP) or to continue to hold such share for a 28-day dividend period. Any holder or prospective purchaser may informally indicate to the Remarketing Agent its applicable dividend rate preferences. However, any such notice given to the Remarketing Agent to tender or hold shares for a particular dividend period is irrevocable (subject to limited exceptions) and may not be conditioned upon the level at which applicable dividend rates are set. On the dividend reset date, the Remarketing Agent will then determine the applicable dividend rate for the next dividend period, which will be the lowest rate available which enables the Remarketing Agent to remarket on behalf of the holders thereof all RP tendered to it on such tender date at a price of $50,000 per share. Such determination is made in the sole discretion of the Remarketing Agent and is conclusive and binding on the Fund and on the holders of RP. The Remarketing Agent may initiate a secondary market in RP outside of remarketings. The Remarketing Agent, however, has no obligation to make a secondary market in the shares of RP outside of remarketings, and there can be no assurance that a secondary market for shares of RP will develop or, if it does develop, that it will provide holders with a liquid trading market.

  California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund's APS are purchased and sold at separate auctions conducted on a regular basis (every 7 days for Acquiring Fund APS and every 28 days for the APS of California Quality Municipal Trust and Trust for Investment Grade California Municipals, unless the Fund elects, subject to certain limitations, to declare a special dividend period) by Deutsche Bank, as the auction agent for each Fund's APS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with a liquid trading market.

  DIVIDENDS AND DISTRIBUTIONS. The holders of each Fund's preferred shares are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on each Fund's preferred shares so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's common shares, and (ii) to the extent permitted under the Internal Revenue Code and to the extent available, out of net tax-exempt income earned on the Fund's investments.

  Prior to each dividend payment date, the Funds are required to deposit with the Remarketing Agent or the Auction Agent, as the case may be, sufficient funds for the payment of such declared dividends. The Funds do not intend to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's preferred shares which may be in arrears.

  Holders of California Municipal Trust's RP generally receive dividends out of the Fund's available net tax-exempt income, which qualify in their entirety as distributions of tax-exempt interest income for federal income tax purposes (subject to the possible application of the alternative minimum tax). However, the other Funds, including the Acquiring Fund, are required to allocate net capital gains and other taxable income, if any, proportionately between their common shares and preferred shares. The amount of taxable income allocated to the APS depends upon the amount of such income realized by a Fund, but is generally not expected to be significant.

  In normal circumstances, whenever California Quality Municipal Trust, Trust for Investment Grade California Municipals or the Acquiring Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the applicable rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of the APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If a Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, the Fund will pay an Additional Dividend to offset substantially the tax effect thereof. As a result of the notice and Additional Dividend provisions, the after-tax return to holders of RP and APS is not expected to differ substantially.

  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's preferred shares as of a recent remarketing or auction date:

REMARKETING/AUCTION DATE                      FUND                      RATE
------------------------                      ----                      ----
March 29, 2005             California Municipal Trust.................   2.45%
April 12, 2005             California Quality Municipal Trust.........   2.45%
April 6, 2005              Trust for Investment Grade California
                           Municipals.................................   2.25%
April 13, 2005             Acquiring Fund.............................   2.45%

  The dividend rates in effect at the closing of the Reorganizations will be the rates determined in the remarketing or auction, as the case may be, most recently preceding such closing.

  RATINGS. The Funds' preferred shares have all been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for the preferred shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the preferred shares. For so long as any of its preferred shares are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  REDEMPTIONS. The redemption provisions pertaining to the preferred shares of each Fund are similar. Preferred shares of each Fund are generally redeemable at the option of the Fund at a price equal to their liquidation preference of $50,000 (California Municipal Trust) or $25,000 (the other Funds) per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its preferred shares specified by Moody's and S&P in connection with their issuance of ratings on the preferred shares.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of any of the Funds, whether voluntary or involuntary, the holders of such Fund's preferred shares will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's common shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to preferred shares, $25,000 per share ($50,000 in the case of California Municipal Trust) together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the preferred shareholders will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on the preferred shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the preferred shares as to payment upon liquidation, then such assets will be distributed among the preferred shareholders and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's preferred shares will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

  ADDITIONAL INFORMATION. For additional information on Acquiring Fund APS, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. APS issued in connection with the Reorganizations will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the creation of new series and the issuance of additional APS. As a result of the Reorganizations, the last dividend periods for the Target Funds' preferred shares prior to the Closing Date and the initial dividend periods for the Acquiring Fund APS issued in connection with the Reorganizations after the Closing Date may be shorter than the regular dividend periods for such shares.

GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. California Municipal Trust was organized on September 21, 1988 and commenced investment operations on November 1, 1988; California Quality Municipal Trust was organized on July 19, 1991 and commenced investment operations on September 27, 1991; Trust for Investment Grade California Municipals was organized on January 21, 1992 and commenced investment operations on March 27, 1992; and the Acquiring Fund was organized on December 21, 1992 and commenced investment operations on April 30, 1993.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal

Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND

  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the common shares would cease to be listed on the NYSE, AMEX, CHX, NASDAQ National Market

System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.

VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's common shares. Common shareholders of each Fund are entitled to one vote for each share held. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, preferred shareholders have no voting rights. When preferred shareholders are entitled to vote, they are also entitled to cast one vote per share held.

  Preferred shareholders of a Fund, voting as a class, are entitled to elect two of the Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's preferred shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding preferred shares, voting as a class, are entitled to elect a majority of the Fund's trustees until all dividends have been paid or declared and set apart for payment.

  The affirmative vote of a majority of the preferred shareholders of a Fund, voting as a class, is required to amend, alter or repeal any of the preferences, rights or powers of preferred shareholders so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of preferred shares authorized to be issued. Unless a higher percentage is provided for under "Certain Provisions of the Declarations of Trust" above, the affirmative vote of the holders of a majority of a Fund's outstanding preferred shares, voting as a class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objective or changes in a Fund's fundamental investment restrictions.

FINANCIAL HIGHLIGHTS

  CALIFORNIA MUNICIPAL TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                                YEAR ENDED JUNE 30,
                                     --------------------------------------------------------------------------
                                       2004       2003     2002(E)      2001       2000       1999       1998
                                       ----       ----     -------      ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  10.75   $  10.25   $   9.99   $   9.36   $   9.93   $  10.67   $  10.45
                                     --------   --------   --------   --------   --------   --------   --------
 Net Investment Income.............       .65        .67        .71        .73        .76        .78        .85
 Net Realized and Unrealized
  Gain/Loss........................      (.63)       .64        .28        .58       (.44)      (.37)       .53
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............      (.06)      (.07)      (.11)      (.23)      (.22)      (.20)      (.22)
                                     --------   --------   --------   --------   --------   --------   --------
Total from Investment Operations...      (.04)      1.24        .88       1.08        .10        .21       1.16
 Distributions Paid to Common
  Shareholders:
  Net Investment Income............      (.60)      (.63)      (.55)      (.45)      (.53)      (.62)      (.72)
  Net Realized Gain................      (.13)      (.11)      (.07)       -0-*      (.14)      (.33)      (.22)
                                     --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $   9.98   $  10.75   $  10.25   $   9.99   $   9.36   $   9.93   $  10.67
                                     ========   ========   ========   ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $   8.73   $  10.45   $  10.14   $   8.83   $  8.375   $  9.875   $ 12.125
Total Return(a)....................   -10.03%     10.97%     22.39%     10.99%     -8.14%    -11.17%      7.77%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   32.5   $   35.0   $   33.4       32.5   $   30.5   $   32.3   $   34.5
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.65%      1.56%      1.59%      1.65%      1.47%      1.67%      1.57%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................     6.24%      6.38%      6.90%      7.33%      8.25%      7.38%      8.00%
Portfolio Turnover.................       33%        19%        24%        16%        60%        33%        53%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.03%       .99%       .99%      1.02%       .88%      1.05%       .99%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     5.67%      5.69%      5.86%      5.02%      5.82%      5.49%      5.91%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       400        400        400        400        400        400        400
Asset Coverage Per Preferred
 Share(d)..........................  $131,256   $137,533   $133,498   $131,365   $126,216   $130,843   $136,309
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

                                          YEAR ENDED JUNE 30,
                                     ------------------------------
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  10.28   $  10.40   $  10.30
                                     --------   --------   --------
 Net Investment Income.............       .89        .91        .95
 Net Realized and Unrealized
  Gain/Loss........................       .39        -0-*       .11
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............      (.21)      (.23)      (.23)
                                     --------   --------   --------
Total from Investment Operations...      1.07        .68        .83
 Distributions Paid to Common
  Shareholders:
  Net Investment Income............      (.75)      (.75)      (.72)
  Net Realized Gain................      (.15)      (.05)      (.01)
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  10.45   $  10.28   $  10.40
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $12.1875   $ 10.875   $  10.75
Total Return(a)....................    21.40%      9.02%      8.67%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   33.6   $   32.9   $   33.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.58%      1.65%      1.65%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................     8.54%      8.76%      9.35%
Portfolio Turnover.................       30%        19%        16%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................      .99%      1.03%      1.02%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     6.51%      6.57%      7.02%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       400        400        400
Asset Coverage Per Preferred
 Share(d)..........................  $134,055   $132,192   $132,521
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

* Amount is less than $.01

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) Ratios reflect the effect of dividend payments to preferred shareholders.

(d) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing by the number of preferred shares outstanding.

(e) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .06%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

  CALIFORNIA QUALITY MUNICIPAL TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                                                                 TWO MONTHS
                                                      YEAR ENDED OCTOBER 31,                        ENDED
                                     ---------------------------------------------------------   OCTOBER 31,
                                      2004      2003     2002(A)    2001      2000      1999        1998
                                      ----      ----     -------    ----      ----      ----     -----------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.97   $ 17.29   $ 17.57   $ 16.58   $ 15.78   $ 17.93    $  17.85
                                     -------   -------   -------   -------   -------   -------    --------
 Net Investment Income.............     1.18      1.16      1.19      1.19      1.20      1.20         .20
 Net Realized and Unrealized
  Gain/Loss........................      .16      (.02)     (.10)     1.08       .82     (1.90)        .09
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............     (.08)     (.07)     (.08)     (.23)     (.28)     (.21)       (.04)
  Net Realized Gain................      -0-      (.02)     (.05)     (.03)      -0-      (.05)        -0-
                                     -------   -------   -------   -------   -------   -------    --------
Total from Investment Operations...     1.26      1.05       .96      2.01      1.74      (.96)        .25
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............    (1.09)    (1.13)    (1.05)     (.91)     (.94)     (.99)       (.17)
 Net Realized Gain.................      -0-      (.24)     (.19)     (.11)      -0-      (.20)        -0-
                                     -------   -------   -------   -------   -------   -------    --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 17.14   $ 16.97   $ 17.29   $ 17.57   $ 16.58   $ 15.78    $  17.93
                                     =======   =======   =======   =======   =======   =======    ========
Common Share Market Price at End of
 the Period........................  $ 16.55   $ 16.45   $ 16.56   $ 16.40   $ 15.00   $ 15.25    $18.4375
Total Return(b)....................    7.53%     7.69%     8.74%    16.59%     4.70%   -11.34%       4.09%*
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 166.1   $ 164.3   $ 167.5   $ 170.1   $ 160.5   $ 152.8    $  172.9
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.22%     1.23%     1.32%     1.52%     1.62%     1.56%       1.58%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.95%     6.79%     6.97%     7.01%     7.66%     7.02%       6.75%
Portfolio Turnover.................      36%       15%       18%       15%       20%       24%          2%*
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred Shares
 (c)...............................     .84%      .85%      .91%     1.04%     1.09%     1.07%       1.10%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    6.46%     6.37%     6.51%     5.65%     5.85%     5.78%       5.40%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    3,000     3,000     3,000     3,000     3,000     3,000       1,500
Asset Coverage Per Preferred
 Share(e)..........................  $80,361   $79,777   $80,823   $81,704   $78,510   $75,918    $165,283
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000    $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000    $ 50,000


                                               YEAR ENDED AUGUST 31,
                                     -----------------------------------------
                                       1998       1997       1996       1995
                                       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  17.08   $  16.28   $  16.13   $  15.70
                                     --------   --------   --------   --------
 Net Investment Income.............      1.23       1.26       1.26       1.27
 Net Realized and Unrealized
  Gain/Loss........................       .85        .90        .23        .52
 Common Share Equivalent of
  Distributions Paid to Preferred
  Shareholders:
  Net Investment Income............      (.24)      (.25)      (.29)      (.31)
  Net Realized Gain................      (.02)      (.02)       -0-        -0-
                                     --------   --------   --------   --------
Total from Investment Operations...      1.82       1.89       1.20       1.48
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............      (.99)     (1.02)     (1.05)     (1.05)
 Net Realized Gain.................      (.06)      (.07)       -0-        -0-
                                     --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.85   $  17.08   $  16.28   $  16.13
                                     ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $ 17.875   $16.8125   $ 16.125   $  15.00
Total Return(b)....................    12.96%     11.45%     14.89%      3.95%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  172.0   $  164.4   $  156.7   $  155.2
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.59%      1.61%      1.64%      1.66%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.02%      7.56%      7.70%      8.24%
Portfolio Turnover.................       21%        17%        10%        16%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred Shares
 (c)...............................     1.10%      1.10%      1.11%      1.10%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.63%      6.05%      5.95%      6.22%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     1,500      1,500      1,500      1,500
Asset Coverage Per Preferred
 Share(e)..........................  $164,687   $159,598   $154,463   $153,465
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000   $ 50,000

* Non-Annualized

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

 TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                            YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(A)    2001      2000       1999       1998
                                      ----      ----     -------    ----      ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.18   $ 16.49   $ 16.81   $ 15.84   $ 15.10   $  17.51   $  17.16
                                     -------   -------   -------   -------   -------   --------   --------
 Net Investment Income.............     1.05      1.08      1.16      1.16      1.22       1.19       1.24
 Net Realized and Unrealized
   Gain/Loss.......................      .41       .03      (.10)     1.03       .84      (1.95)       .70
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........     (.10)     (.08)     (.07)     (.29)     (.33)      (.22)      (.28)
   Net Realized Gain...............     (.01)     (.01)     (.08)     (.01)      -0-       (.10)      (.07)
                                     -------   -------   -------   -------   -------   --------   --------
Total from Investment Operations...     1.35      1.02       .91      1.89      1.73      (1.08)      1.59
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............     (.99)    (1.08)     (.98)     (.92)     (.99)      (.99)      (.99)
 Net Realized Gain.................     (.14)     (.25)     (.25)      -0-       -0-       (.34)      (.25)
                                     -------   -------   -------   -------   -------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.40   $ 16.18   $ 16.49   $ 16.81   $ 15.84   $  15.10   $  17.51
                                     =======   =======   =======   =======   =======   ========   ========
Common Share Market Price at End of
 the Period........................  $ 15.20   $ 15.84   $ 16.37   $ 15.59   $16.125   $ 14.375   $  18.00
Total Return(b)....................    3.22%     5.09%    13.41%     2.45%    19.77%    -13.54%     15.46%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  76.7   $  75.5   $  77.0   $  78.5   $  73.8   $   70.2   $   81.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.46%     1.47%     1.56%     1.74%     1.80%      1.74%      1.71%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.53%     6.65%     7.13%     7.17%     7.98%      7.15%      7.16%
Portfolio Turnover.................      15%       17%       21%       27%       28%        25%        27%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .91%      .93%      .98%     1.09%     1.10%      1.10%      1.10%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.93%     6.17%     6.68%     5.37%     5.81%      5.84%      5.54%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    1,800     1,800     1,800     1,800     1,800      1,800        900
Asset Coverage Per Preferred
 Share(e)..........................  $67,625   $66,977   $67,762   $68,588   $66,008   $ 64,025   $140,049
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  16.58   $  16.29   $  14.67
                                     --------   --------   --------
 Net Investment Income.............      1.26       1.30       1.30
 Net Realized and Unrealized
   Gain/Loss.......................       .84        .40       1.64
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.27)      (.32)      (.40)
   Net Realized Gain...............      (.06)      (.04)       -0-
                                     --------   --------   --------
Total from Investment Operations...      1.77       1.34       2.54
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............      (.99)      (.96)      (.92)
 Net Realized Gain.................      (.20)      (.09)       -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.16   $  16.58   $  16.29
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  16.75   $  15.75   $  14.75
Total Return(b)....................    12.96%     14.14%     23.60%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   79.3   $   76.6   $   75.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.77%      1.80%      1.83%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.57%      7.97%      8.39%
Portfolio Turnover.................       23%        16%        13%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.12%      1.13%      1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.93%      5.97%      5.83%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       900        900        900
Asset Coverage Per Preferred
 Share(e)..........................  $138,057   $135,121   $133,628
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares from 7.11% to 7.13%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

 ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(E)    2001       2000       1999       1998
                                      ----      ----     -------    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 16.84   $ 17.02   $ 17.02   $ 15.92   $  14.92   $  16.76   $  15.94
                                     -------   -------   -------   -------   --------   --------   --------
 Net Investment Income.............     1.07      1.12      1.17      1.16       1.16       1.13       1.13
 Net Realized and Unrealized
   Gain/Loss.......................      .54      (.03)     (.05)     1.15       1.03      (1.87)       .83
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........     (.08)     (.09)     (.13)     (.31)      (.35)      (.28)      (.33)
   Net Realized Gain...............     (.03)      -0-*      -0-       -0-        -0-        -0-        -0-
                                     -------   -------   -------   -------   --------   --------   --------
Total from Investment Operations...     1.50      1.00       .99      2.00       1.84      (1.02)      1.63
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........    (1.03)    (1.11)     (.99)     (.90)      (.84)      (.82)      (.81)
   Net Realized Gain...............     (.36)     (.07)      -0-       -0-        -0-        -0-        -0-
                                     -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 16.95   $ 16.84   $ 17.02   $ 17.02   $  15.92   $  14.92   $  16.76
                                     =======   =======   =======   =======   ========   ========   ========

Common Share Market Price at End of
 the Period........................  $ 15.50   $ 16.67   $ 16.16   $ 15.92   $13.8125   $13.6875   $ 15.875
Total Return(a)....................    1.32%    10.83%     7.95%    22.12%      7.10%     -9.11%     17.39%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 102.4   $ 101.6   $ 102.6   $ 102.6   $   96.0   $   90.0   $  101.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................    1.42%     1.43%     1.49%     1.71%      1.77%      1.74%      1.75%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................    6.40%     6.56%     7.00%     7.08%      7.64%      6.99%      6.93%
Portfolio Turnover.................      11%       25%       21%       10%        22%        19%        17%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     .89%      .90%      .93%     1.06%      1.07%      1.07%      1.09%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    5.94%     6.04%     6.23%     5.19%      5.34%      5.24%      4.90%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    2,400     2,400     2,400     2,400      2,400      2,400      1,200
Asset Coverage Per Preferred
 Share(d)..........................  $67,686   $67,320   $67,759   $67,765   $ 64,994   $ 62,488   $134,213
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  15.09   $  14.80   $  12.64
                                     --------   --------   --------
 Net Investment Income.............      1.13       1.14       1.12
 Net Realized and Unrealized
   Gain/Loss.......................       .82        .21       2.21
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.33)      (.34)      (.40)
   Net Realized Gain...............       -0-        -0-        -0-
                                     --------   --------   --------
Total from Investment Operations...      1.62       1.01       2.93
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.77)      (.72)      (.77)
   Net Realized Gain...............       -0-        -0-        -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  15.94   $  15.09   $  14.80
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  14.25   $ 12.375   $  12.00
Total Return(a)....................    21.89%      9.28%     15.04%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   96.1   $   91.0   $   89.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.81%      1.86%      1.96%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................     7.38%      7.66%      8.17%
Portfolio Turnover.................       23%        33%        41%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.10%      1.11%      1.14%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     5.23%      5.36%      5.25%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     1,200      1,200      1,200
Asset Coverage Per Preferred
 Share(d)..........................  $130,102   $125,832   $124,385
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

* Amount is less than $.01

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of the dividend payments to preferred shareholders.

(c) Ratios reflect the effect of the dividend payments to preferred shareholders.

(d) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

(e) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .05%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

                     INFORMATION ABOUT THE REORGANIZATIONS

GENERAL

  Under the Reorganization Agreements (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund Common Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds' common shares, less the costs of the Reorganizations (though cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Funds will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Funds' preferred shares. Upon receipt by the Target Funds of such shares, the Target Funds will (i) distribute the Acquiring Fund Common Shares to the Target Funds' common shareholders and (ii) distribute the Acquiring Fund APS to the Target Funds' preferred shareholders. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under applicable state law.

  The Target Funds will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by them pro rata to the holders of record of their common shares and preferred shares, as applicable, in exchange for such shareholders' shares in the Target Funds. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Funds and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Funds. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Plan account). In the event of fractional shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund common share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former preferred shareholders of Target Fund would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the Reorganization
Agreements -- Surrender and

Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

  As a result of the Reorganizations, each common shareholder of a Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to each Target Fund will equal the aggregate liquidation preference of each Target Fund's preferred shares. Each preferred shareholder of a Target Fund will receive Acquiring Fund APS that will have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund preferred shares immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganizations. Thus, the Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share for preferred shareholders of the Target Fund. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

  The following is a summary of the significant terms of a Reorganization Agreement. The terms of each Reorganization Agreement are similar. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding preferred shares of the Fund is divided by the total number of common shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund common shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund common shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund common shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held other than in a Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund common shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Closing Date, certificates formerly representing Target Fund common shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund common shares held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund common shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.

  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares and cash in lieu of fractional shares, if applicable, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganizations will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization. In the event the Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  - No gain or loss will be recognized by a Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

  - No gain or loss will be recognized by a shareholder of a Target Fund who exchanges, as the case may be, all of his, her or its Target Fund common shares for Acquiring Fund Common Shares pursuant to a Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below) or all of his, her or its Target Fund preferred shares solely for Acquiring Fund APS pursuant to a Reorganization.

  - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of Target Fund common shares (reduced by any amount of tax basis allocable to a fractional share for which cash is received) or Target Fund preferred shares surrendered in exchange therefor.

  - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  - A shareholder of a Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund common shares, is more than one year as of the date of the exchange.

  - The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to such Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by such Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to each of the Target Funds and their shareholders.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the Reorganization Agreements and as described herein. An opinion of counsel is not binding on the IRS or any court.

  Pursuant to the grandfather relief granted in Revenue Ruling 89-81, 1989-1 C.B. 226, California Municipal Trust is permitted to designate that dividends paid on its RP consist of more than the RP's pro rata share of tax-exempt income earned by the California Municipal Trust. Each of the other Target Funds and the Acquiring Fund, however, is not eligible to make such disproportionate designations. Accordingly, designations made by the other Target Funds and the Acquiring Fund with respect to dividends paid on their respective preferred shares will be treated as consisting of a pro rata portion of each type of income so designated.

  For five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with certain built-in losses attributable to the other Funds.

SHAREHOLDER APPROVAL

  Under the Declaration of Trust of each Target Fund (as amended to date and including the Certificate of Vote of each Target Fund), relevant Massachusetts law and the rules of the NYSE, AMEX, and CHX, as the case may be, shareholder approval of each Reorganization Agreement requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund, each voting separately as a class.

------------------------------------------------------------------------------
                      PROPOSAL 2: ELECTION OF TRUSTEES OF
                           CALIFORNIA MUNICIPAL TRUST
------------------------------------------------------------------------------

  NYSE and CHX rules call for listed companies to have a meeting to elect trustees each fiscal year. Since the current fiscal year of California Municipal Trust (also referred to in this section as the "Fund") ends on June 30, 2005, the Board of Trustees of the Fund is asking shareholders to elect trustees at this time. This Special Meeting will serve as the annual meeting of shareholders of the Fund. The Board of Trustees of the Fund believes that combining the proposals related to the proposed Reorganizations with the proposal to elect trustees of the Fund into one Joint Proxy Statement/Prospectus is cost effective. The fiscal year ends of the other Target Funds and the Acquiring Fund occur later in the year, and thus the Board of each such Fund will ask their shareholders to elect trustees at a separate meeting to take place later in the year.

  This Joint Proxy Statement/Prospectus asks shareholders of California Municipal Trust to elect four Class I trustees at the Special Meeting, to serve until the later of the Fund's Annual Meeting of Shareholders in 2008 or until successors have been duly elected and qualified. Holders of common shares, voting as a separate class, will vote with respect to four Class I trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares.

  As in the past, only one class of trustees is being submitted to shareholders of California Municipal Trust for election at the Special Meeting. The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of trustees divided into three classes, the classes to be as nearly equal in number as possible. The trustees of only one class are elected at each annual meeting so that the regular term of only one class of trustees will expire annually and any particular trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law and the Fund's Declaration of Trust and Bylaws.

  The Board of Trustees recommends a vote "FOR ALL" of the nominees.

                  INFORMATION REGARDING TRUSTEES AND NOMINEES
                            FOR ELECTION AS TRUSTEE

  The tables below list the incumbent trustees and nominees for trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the

Adviser as of the date of this Joint Proxy Statement/Prospectus. Trustees of the Fund generally serve three-year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement/Prospectus and have agreed to serve if elected.

                              INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief Executive            82
Blistex Inc.                                  since 1988  Officer of Blistex Inc., a
1800 Swift Drive                                          consumer health care products
Oak Brook, IL 60523                                       manufacturer. Director of the
                                                          Heartland Alliance, a nonprofit
                                                          organization serving human needs
                                                          based in Chicago. Director of St.
                                                          Vincent de Paul Center, a Chicago
                                                          based day care facility serving
                                                          the children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999, Chairman         80
33971 Selva Road                              since 2003  and Chief Executive Officer of the
Suite 130                                                 Allstate Corporation ("Allstate")
Dana Point, CA 92629                                      and Allstate Insurance Company.
                                                          Prior to January 1995, President
                                                          and Chief Executive Officer of
                                                          Allstate. Prior to August 1994,
                                                          various management positions at
                                                          Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (59)               Trustee/Director/Managing
Blistex Inc.                     General Partner of funds in the
1800 Swift Drive                 Fund Complex.
Oak Brook, IL 60523

Jerry D. Choate (66)             Trustee/Director/Managing
33971 Selva Road                 General Partner of funds in the
Suite 130                        Fund Complex. Director of Amgen
Dana Point, CA 92629             Inc., a biotechnological
                                 company, and Director of Valero
                                 Energy Corporation, an
                                 independent refining company.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee     President of CAC, L.L.C., a             82
CAC, L.L.C.                                   since 1988  private company offering capital
4350 LaJolla Village Drive                                investment and management advisory
Suite 980                                                 services. Prior to February 2001,
San Diego, CA 92122-6223                                  Vice Chairman and Director of
                                                          Anixter International, Inc., a
                                                          global distributor of wire, cable
                                                          and communications connectivity
                                                          products. Prior to July 2000,
                                                          Managing Partner of Equity Group
                                                          Corporate Investment (EGI), a
                                                          company that makes private
                                                          investments in other companies.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee/Director/Managing
CAC, L.L.C.                      General Partner of funds in the
4350 LaJolla Village Drive       Fund Complex. Director of
Suite 980                        Stericycle, Inc., Ventana
San Diego, CA 92122-6223         Medical Systems, Inc., and GATX
                                 Corporation, and Trustee of The
                                 Scripps Research Institute.
                                 Prior to January 2005, Trustee
                                 of the University of Chicago
                                 Hospitals and Health Systems.
                                 Prior to April 2004, Director
                                 of TheraSense, Inc. Prior to
                                 January 2004, Director of
                                 TeleTech Holdings Inc. and
                                 Arris Group, Inc. Prior to May
                                 2002, Director of Peregrine
                                 Systems Inc. Prior to February
                                 2001, Director of IMC Global
                                 Inc. Prior to July 2000,
                                 Director of Allied Riser
                                 Communications Corp., Matria
                                 Healthcare Inc., Transmedia
                                 Networks, Inc., CNA Surety,
                                 Corp. and Grupo Azcarero Mexico
                                 (GAM).

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of Heidrick &          80
Heidrick & Struggles                          since 2003  Struggles, an executive search
233 South Wacker Drive                                    firm. Trustee on the University of
Suite 7000                                                Chicago Hospitals Board, Vice
Chicago, IL 60606                                         Chair of the Board of the YMCA of
                                                          Metropolitan Chicago and a member
                                                          of the Women's Board of the
                                                          University of Chicago. Prior to
                                                          1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting
                                                          firm. Prior to 1996, Trustee of
                                                          The International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to 1995,
                                                          Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding
                                                          company. Prior to 1992, Executive
                                                          Vice President of La Salle
                                                          National Bank.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Linda Hutton Heagy (56)          Trustee/Director/Managing
Heidrick & Struggles             General Partner of funds in the
233 South Wacker Drive           Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

R. Craig Kennedy (52)            Trustee      Trustee     Director and President of the           80
1744 R Street, NW                             since 2003  German Marshall Fund of the United
Washington, DC 20009                                      States, an independent U.S.
                                                          foundation created to deepen
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and Chief      82
736 North Western Avenue                      since 1992  Executive Officer of Pocklington
P.O. Box 317                                              Corporation, Inc., an investment
Lake Forest, IL 60045                                     holding company. Director of the
                                                          Marrow Foundation.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

R. Craig Kennedy (52)            Trustee/Director/Managing
1744 R Street, NW                General Partner of funds in the
Washington, DC 20009             Fund Complex.

Howard J Kerr (69)               Trustee/Director/Managing
736 North Western Avenue         General Partner of funds in the
P.O. Box 317                     Fund Complex. Director of the
Lake Forest, IL 60045            Lake Forest Bank & Trust.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Jack E. Nelson (68)              Trustee      Trustee     President of Nelson Investment          80
423 Country Club Drive                        since 2003  Planning Services, Inc., a
Winter Park, FL 32789                                     financial planning company and
                                                          registered investment adviser in
                                                          the State of Florida. President of
                                                          Nelson Ivest Brokerage Services
                                                          Inc., a member of the NASD,
                                                          Securities Investors Protection
                                                          Corp. and the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Jack E. Nelson (68)              Trustee/Director/Managing
423 Country Club Drive           General Partner of funds in the
Winter Park, FL 32789            Fund Complex.


                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee      Trustee     President Emeritus and Honorary         82
1126 E. 59th Street                           since 1994  Trustee of the University of
Chicago, IL 60637                                         Chicago and the Adam Smith
                                                          Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to
                                                          July 2000, President of the
                                                          University of Chicago. Trustee of
                                                          the University of Rochester and a
                                                          member of its investment
                                                          committee. Member of the National
                                                          Academy of Sciences, the American
                                                          Philosophical Society and a fellow
                                                          of the American Academy of Arts
                                                          and Sciences.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee/Director/Managing
1126 E. 59th Street              General Partner of funds in the
Chicago, IL 60637                Fund Complex. Director of
                                 Winston Laboratories, Inc.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer of         80
815 Cumberstone Road                          since 2003  the National Academy of Sciences/
Harwood, MD 20776                                         National Research Council, an
                                                          independent, federally chartered
                                                          policy institution, from 2001 to
                                                          November 2003 and Chief Operating
                                                          Officer from 1993 to 2001.
                                                          Director of the Institute for
                                                          Defense Analyses, a federally
                                                          funded research and development
                                                          center, Director of the German
                                                          Marshall Fund of the United
                                                          States, Director of the Rocky
                                                          Mountain Institute and Trustee of
                                                          Colorado College. Prior to 1993,
                                                          Executive Director of the
                                                          Commission on Behavioral and
                                                          Social Sciences and Education at
                                                          the National Academy of
                                                          Sciences/National Research
                                                          Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee/Director/Managing
815 Cumberstone Road             General Partner of funds in the
Harwood, MD 20776                Fund Complex. Director of Fluor
                                 Corp., an engineering,
                                 procurement and construction
                                 organization, since January
                                 2004 and Director of Neurogen
                                 Corporation, a pharmaceutical
                                 company, since January 1998.

                              INTERESTED TRUSTEES*

                                                                                                                     NUMBER OF
                                            TERM OF                                                                   FUNDS IN
                                           OFFICE AND                                                                   FUND
                              POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief Executive Officer of funds in the Fund        80
1221 Avenue of the Americas   President    since       Complex. Chairman, President, Chief Executive Officer and
New York, NY 10020            and Chief    2003;       Director of the Adviser and Van Kampen Advisors Inc. since
                              Executive    President   December 2002. Chairman, President and Chief Executive
                              Officer      and Chief   Officer of Van Kampen Investments since December 2002.
                                           Executive   Director of Van Kampen Investments since December 1999.
                                           Officer     Chairman and Director of Van Kampen Funds Inc. since
                                           since 2002  December 2002. President, Director and Chief Operating
                                                       Officer of Morgan Stanley Investment Management since
                                                       December 1998. President and Director since April 1997 and
                                                       Chief Executive Officer since June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive Officer and Director of
                                                       Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan
                                                       Stanley Trust. Director of various Morgan Stanley
                                                       subsidiaries. President of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to July 2003, Chief Strategic
                                                       Officer of Morgan Stanley Investment Advisors Inc. and
                                                       Morgan Stanley Services Company Inc. and Executive Vice
                                                       President of Morgan Stanley Distributors Inc. from April
                                                       1997 to June 1998. Chief Executive Officer from September
                                                       2002 to April 2003 and Vice President from May 1997 to April
                                                       1999 of the Morgan Stanley Funds.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee/Director/
1221 Avenue of the Americas   Managing General
New York, NY 10020            Partner of funds in
                              the Fund Complex.

                                                                                                                     NUMBER OF
                                            TERM OF                                                                   FUNDS IN
                                           OFFICE AND                                                                   FUND
                              POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of Morgan Stanley. Prior to December 2002,      82
1221 Avenue of the Americas                since 1999  Chairman, Director, President, Chief Executive Officer and
New York, NY 10020                                     Managing Director of Van Kampen Investments and its
                                                       investment advisory, distribution and other subsidiaries.
                                                       Prior to December 2002, President and Chief Executive
                                                       Officer of funds in the Fund Complex. Prior to May 1998,
                                                       Executive Vice President and Director of Marketing at Morgan
                                                       Stanley and Director of Dean Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996, Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of Skadden, Arps, Slate, Meagher &        82
333 West Wacker Drive                      since 1988  Flom LLP, legal counsel to funds in the Fund Complex.
Chicago, IL 60606


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee/Director/
1221 Avenue of the Americas   Managing General
New York, NY 10020            Partner of funds in
                              the Fund Complex.
Wayne W. Whalen* (65)         Trustee/Director/
333 West Wacker Drive         Managing General
Chicago, IL 60606             Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential Library
                              Foundation.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

REMUNERATION OF TRUSTEES

  The compensation of trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments, Inc. is paid by the respective entity. The funds in the Fund Complex, including the California Municipal Trust, pay the non-affiliated trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated trustees that allows such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated trustees that provides non-affiliated trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated trustee, with the same economic effect as if such non-affiliated trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective fund.

  California Municipal Trust has adopted a retirement plan. Under the retirement plan, a non-affiliated trustee who is receiving trustee's compensation from a fund prior to such non-affiliated trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such trustee's retirement from such fund. Non-affiliated trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a fund.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year end in 2004 or the Fund Complex's most recently completed calendar year ended December 31, 2004.

                               COMPENSATION TABLE

                                                             FUND COMPLEX
                                       --------------------------------------------------------
                                            AGGREGATE           AGGREGATE            TOTAL
                                           PENSION OR           ESTIMATED        COMPENSATION
                         AGGREGATE         RETIREMENT         MAXIMUM ANNUAL    BEFORE DEFERRAL
                        COMPENSATION    BENEFITS ACCRUED     BENEFITS ACCRUED        FROM
                          FROM THE         AS PART OF           AS PART OF           FUND
NAME                      FUND(2)          EXPENSES(3)         EXPENSES(4)        COMPLEX(5)
----                    ------------    ----------------     ----------------   ---------------
INDEPENDENT TRUSTEES
David C. Arch..........    $1,751           $ 35,277             $147,500          $192,530
Jerry D. Choate........     1,885             82,527              126,000           200,002
Rod Dammeyer...........     1,551             63,782              147,500           208,000
Linda Hutton Heagy.....     1,684             24,465              142,500           184,784
R. Craig Kennedy.......     1,885             16,911              142,500           200,002
Howard J Kerr..........     1,751            140,743              146,250           208,000
Jack E. Nelson.........     1,885             97,294              109,500           200,002
Hugo F. Sonnenschein...     1,751             64,476              147,500           208,000
Suzanne H. Woolsey.....     1,885             58,450              142,500           200,002
INTERESTED TRUSTEE
Wayne W. Whalen(1).....     1,751             72,001              147,500           208,000

---------------

(1) Trustees not eligible for compensation and retirement benefits are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. Theodore A. Myers retired from the Board of Trustees of the Fund and other funds in the Fund Complex as of December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex as of December 31, 2004.

(2) The amounts shown in this column represent the aggregate compensation before deferral by the trustees with respect to the Fund's fiscal year ended June 30, 2004. The following trustees deferred compensation from the Fund during the fiscal year ended June 30, 2004: Mr. Choate, $1,885; Mr. Dammeyer, $1,551; Ms. Heagy, $1,684; Mr. Nelson, $1,885; Mr. Sonnenschein, $1,751; and
    Mr. Whalen, $1,751. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of June 30, 2004 is as follows: Mr. Choate, $1,974; Mr. Dammeyer, $30,261; Ms. Heagy, $1,816; Mr. Nelson, $2,005; Mr. Sonnenschein, $31,429; and Mr. Whalen, $30,655. The deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2004.

(4) For each trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the NYSE, American Stock Exchange and CHX listing standards.

  The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the NYSE, AMEX and CHX listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter of the Fund was attached as an exhibit to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.

  The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

  The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the NYSE, AMEX and CHX listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates form the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Fund at the Fund's offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified above for each trustee.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter of the Fund was attached as an exhibit to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.

  During the Fund's last fiscal year, the Board of Trustees held 16 meetings. During the Fund's last fiscal year, the audit committee of the Board held five meetings, the brokerage and services committee of the Board held four meetings and the governance committee of the Board held five meetings. During the last fiscal year, each of the trustees of the Fund during such period such trustee served as a trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Fund who are not trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the trustees and serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the funds in the Fund Complex but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
------------------                 -----------      ----------  -----------------------

Stefanie V. Chang Yu (38)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (43)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
------------------                 -----------      ----------  -----------------------

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal                       Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

SHAREHOLDER INFORMATION

  Excluding deferred compensation balances as described in the Compensation Table above, as of April 25, 2005, each trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the trustees in the dollar range amounts as specified below.

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                   TRUSTEE
                          ------------------------------------------------------------------------------------------
                            ARCH    CHOATE   DAMMEYER    HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                            ----    ------   --------    -----    -------    ----    ------   ------------  -------
Dollar range of equity
 securities owned in the
 Fund...................    none     none      over      none       none     none     none        none        none
                                             $100,000
Aggregate dollar range
 of equity securities
 owned in all registered
 investment companies
 overseen by trustee in
 Fund Complex...........  $50,001-    $1-      over    $50,001-     over      $1-      $1-      $10,001-    $10,001-
                          $100,000  $10,000  $100,000  $100,000   $100,000  $10,000  $10,000    $50,000     $50,000

INTERESTED TRUSTEES

                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                               -----     ------    ------
Dollar range of equity securities in the Fund...............    none      none      none
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in Fund
 Complex....................................................    over      over      over
                                                              $100,000  $100,000  $100,000

  Including deferred compensation balances as described in the Compensation Table, as of April 25, 2005, each trustee owned the dollar ranges of amounts of the Fund and other funds in the Fund Complex as specified below.

             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                 TRUSTEE
                       --------------------------------------------------------------------------------------------
                         ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                         ----     ------   --------   -----    -------     ----     ------   ------------  -------
Dollar range of
 equity securities
 and deferred
 compensation in the
 Fund................    none      none      over      none      none      none      none        none        none
                                           $100,000
Aggregate dollar
 range of equity
 securities and
 deferred
 compensation in all
 registered
 investment companies
 overseen by trustee
 in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,001-
                       $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000

INTERESTED TRUSTEES

                                                                         TRUSTEE
                                                              ------------------------------
                                                               MERIN      POWERS     WHALEN
                                                               -----      ------     ------
Dollar range of equity securities owned in the Fund.........    none       none       none
Aggregate dollar range of equity securities owned in all
 registered investment companies overseen by trustee in Fund
 Complex....................................................    over       over       over
                                                              $100,000   $100,000   $100,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of the Fund, including a majority of the trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D & T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D & T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D & T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the amounts listed below by D & T during the Fund's most recent two fiscal years.

FISCAL YEAR ENDED JUNE 30, 2004

                                                 NON-AUDIT FEES
                                      -------------------------------------
                             AUDIT     AUDIT               ALL      TOTAL
ENTITY                       FEES     RELATED     TAX     OTHER   NON-AUDIT    TOTAL
------                       -----    -------     ---     -----   ---------    -----
California Municipal
  Trust...................  $23,800   $    370   $1,550    $0     $  1,920    $ 25,800
Covered Entities*.........      N/A   $198,000   $    0    $0     $198,000    $198,000

FISCAL YEAR ENDED JUNE 30, 2003

                                                 NON-AUDIT FEES
                                     --------------------------------------
                            AUDIT      AUDIT               ALL      TOTAL
ENTITY                      FEES      RELATED     TAX     OTHER   NON-AUDIT    TOTAL
------                      -----     -------     ---     -----   ---------    -----
California Municipal
  Trust..................  $22,274   $     370   $1,500    $0     $  1,870    $ 24,144
Covered Entities*........      N/A   $ 230,000   $    0    $0     $230,000    $230,000

---------------

* Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to California Municipal Trust.

  The audit committee of the Board has considered whether the provision of non-audit services performed by D & T to the Fund and "covered entities" is compatible with maintaining D & T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. One hundred percent of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which was attached to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.

SHAREHOLDER APPROVAL

  An affirmative vote of a plurality of the common shares present at the Special Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements" below.

------------------------------------------------------------------------------
              PROPOSAL 3: ISSUANCE OF ACQUIRING FUND COMMON SHARES
------------------------------------------------------------------------------

  Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: Reorganizations of the Target Funds" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. Each Target Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund APS to its preferred shareholders, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares.

  The aggregate net asset value of Acquiring Fund Common Shares issued in each Reorganization will equal the aggregate net asset value of the Target Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS issued in the Reorganization will equal the aggregate liquidation preference of the Target Fund's preferred shares held immediately prior to the Reorganization. The Reorganization will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of each Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with each Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganizations, applicable NYSE rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.

SHAREHOLDER APPROVAL

  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of votes cast, provided that total votes cast on the proposal represents over 50% of all securities entitled to vote on the matter. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS

  GENERAL. A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.

  RECORD DATE. The Funds' Boards have fixed the close of business on April 25, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, California Municipal Trust had outstanding 3,257,560 common shares and 400 preferred shares, California Quality Municipal Trust had outstanding 9,686,261 common shares and 3,000 preferred shares, Trust for Investment Grade California Municipals had outstanding 4,676,173 common shares and 1,800 preferred shares and the Acquiring Fund had outstanding 6,043,200 common shares and 2,400 preferred shares.

  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Target Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of each Target Fund's outstanding common shares and preferred shares, each voting as a separate class. With respect to Proposal 2, abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. With respect to Proposal 3, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as vote "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

  With respect to each proposal, a majority of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  CERTAIN VOTING INFORMATION REGARDING PREFERRED SHARES OF THE TARGET FUNDS. Pursuant to the rules of the NYSE, preferred shares of each Target Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of a Target Fund's preferred shares outstanding have voted on such Fund's Reorganization and (ii) less than 10% of a Target Fund's preferred shares outstanding have voted against such Fund's Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund's preferred shares on the such Reorganization in the same proportion as the votes cast by all Target Fund preferred shareholders who voted on such Reorganization. Each Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.

SHAREHOLDER INFORMATION

  As of April 25, 2005, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of the outstanding common shares of any Fund.

  The table below indicates the number of common shares of the Funds owned beneficially by Rod Dammeyer, a trustee of the Funds, as of April 25, 2005, and the percentage that such common shares represent of the total common shares outstanding for such Funds.

                                                                                   COMMON SHARES OWNED
                                                                                   AS A PERCENTAGE OF
                                                                                      COMMON SHARES
FUND                                                         COMMON SHARES OWNED       OUTSTANDING
----                                                         -------------------   -------------------
California Municipal Trust.................................        80,750                     2.48%
California Quality Municipal Trust.........................        82,514              less than 1%
Trust for Investment Grade California Municipals...........        92,264                     1.97%
Acquiring Fund.............................................        43,712              less than 1%

  To the knowledge of the Funds, no other trustee or executive officer owned, directly or beneficially, common shares of the Funds as of April 25, 2005, and no trustees or executive officers owned preferred shares of the Funds as of that date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the NYSE or AMEX, as applicable, reporting their affiliation with a Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish a Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.

  Shareholder proposals intended to be presented at the year 2006 Annual Meeting of California Municipal Trust pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by such Fund at its principal executive offices by February 22, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by California Municipal Trust at the its principal executive offices not later than March 26, 2006. If the Reorganization of California Municipal Trust is approved and completed, California Municipal Trust will cease to exist and will not hold its 2006 Annual Meeting.

  Information regarding the deadline for timely submission of proposals intended to be presented at the year 2006 Annual Meeting of California Quality Municipal Trust, Trust for Investment Grade California Municipals and the Acquiring Fund will be provided in the proxy statement relating to the 2005 Annual Meeting of such Funds, which is expected to take place later this year. If the Reorganizations of California Quality Municipal Trust and Trust for Investment Grade California Municipals are approved and completed prior to their 2005 Annual Meetings, such Funds will cease to exist and will not hold their 2005 Annual Meetings.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about May 10, 2005. Shareholders of the Target Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Target Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders of the Funds to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the solicitation by CFS will cost approximately $6,200 for California Municipal Trust, $13,800 for California Quality Municipal Trust, $7,900 for Trust for Investment Grade California Municipals and $10,200 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganizations which will be borne by the Target Funds and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganizations.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the

Target Funds and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Funds and the Acquiring Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  Representatives of D & T will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen California Municipal Trust
                                       Van Kampen California Quality
                                         Municipal Trust
                                       Van Kampen Trust for Investment Grade
                                         California Municipals
                                       Van Kampen California Value Municipal
                                         Income Trust
May 6, 2005

                                   EXHIBIT I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based in varying degrees, on the following considerations:

        1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        2. Nature of and provisions of the obligation; and

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                                  DUAL RATINGS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                          LONG-TERM OBLIGATION RATINGS

  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised.

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Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                     MOODY'S LONG-TERM RATING DEFINITIONS:

  Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            MEDIUM-TERM NOTE RATINGS

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        1. Notes containing features that link interest or principal to the credit performance of any third party or parties

        2. Notes allowing for negative coupons, or negative principal

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

        3. Notes containing any provision that could obligate the investor to make any additional payments

        4. Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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